UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 7, 2006

                                ZKID NETWORK CO.
                     (Name of small business in its charter)


            Nevada                     0-29981                  91-2027724
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)


  666 Dundee Road #705, Northbrook, Il.                60062
(Address of principal executive offices)             (Zip Code)


                    Issuer's telephone number: (847) 509-4200


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.
ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES.

On February 3, 2006, the Company offered and sold 260,000,000 common shares to Maverick Enterprises, Ltd., a corporation organized under the laws of the British Virgin Islands. We sold the shares for $222,000 Dollars.

We relied on Section 4(2) and Regulation S as the securities transaction exemption afforded by the Securities Act of 1933, as amended (the "Act"). The securities are deemed restricted securities and may not be sold absent registration under the Act or an exemption from the Act's registration requirements.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

On February 3, 2006, there was a change of control of the Company as a result of closing under the Purchase Agreement with Zkid Network, Co., a Nevada corporation ("ZKID"), and Maverick Enterprises Ltd., a BVI corporation, wherein Maverick Enterprises Ltd. Purchased approximately 260,000,000 common shares of stock of Zkid Network Co. for $222,000.

Prior to completion of the Share Purchase Agreement, we had 235,000,000 shares of common stock issued and outstanding. Following completion of the Share Purchase Agreement we had 495,000,000 shares issued and outstanding, of which 260,000,000, or approximately 52.5%, are now owned by Maverick Enterprises Ltd. Information regarding the share ownership of such persons following completion of the share Purchase Agreement is set forth below under the caption "Principal Share Ownership."

Under the terms of the Agreement, the current officers and directors of the Company were required to resign on the closing date and appoint successors designated by ZKID.

On February 3, 2006, the Jon Darmstadter completed a Share Purchase Agreement for 1,000,000 shares of his preferred stock. The preferred shares are convertible into 5,000,000 common shares and the preferred shareholder is entitled to 30 votes for each share of Preferred share. The shares were sold to Maverick Enterprises, Ltd., a BVI corporation, located at Birmensdorferstr. 55, CH-8004, Zurich Switzerland, for approximately $130,000.00.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On February 6, 2006, the existing director of the Company, Donald Weisberg resigned his positions as sole director and officers, subject to the consent of the nominee directors and officers filling the vacancies created by his resignation. He nominated two new directors to serve on the board of directors. The new directors appointed were Ricky Tong Chiu and Eddie Si Hou Chou.

The following table sets forth the names and positions of the current officers and directors of the Company. The Company has not had standing audit, nominating or compensation committees of the Board of Directors or committees performing similar functions. All such applicable functions have been performed by the Board of Directors as a whole.

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The directors and executive officers currently serving the Company are as follows:

NAME                              POSITION

Ricky Chiu                 37     President

Eddie Chou                 39     Secretary, Treasurer, and a Director


The directors named above will serve until the first annual meeting of the Company's stockholders following completion of the share exchange transaction, or until their successors have been appointed. Thereafter, directors will be elected for one-year terms at the annual stockholders' meeting. Officers will hold their positions at the pleasure of the board of directors, absent any employment agreement, of which none currently exists or is contemplated. There is no arrangement or understanding between any of the directors or officers of the Company and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management shareholders will exercise their voting rights to continue to elect the current directors to the Company's board. There are also no arrangements, agreements or understandings between non-management shareholders and management under which non-management shareholders may directly or indirectly participate in or influence the management of the Company's affairs.


Biographical Information

Ricky Chiu

Ricky Chiu has a Bachelor of Science (Physics ) Imperial college London University. With a Special Diploma in Social study Keble college Oxford university. Ricky is currently serving as President and CEO (Grand Power Logistics Inc) Listed on TSX Since 2002. Ricky is also the current President and Director for EATware Corporation. From 2000 until present Ricky Chiu has also been the Executive Director Bao Shinn Express Limited ans from 1998 until present acts as the Executive Director Grand Power express International LTD (Macau).

Eddie Chou

Eddie Chou has a Bachelor of Science (Mechanical Engineering) Kings College London University Eddie is currently serving as General Manager (Glory Team Industrial Limited ). Eddie is also serving as the CEO of EATware corporation. From 2000 until 2004, Eddie Chou was the Chief Engineer (ASM) A Hong Kong Stock Exchange Listed.

PRINCIPAL SHARE OWNERSHIP

The following table sets forth, as of February 6, 2006, (immediately following completion of the Transaction), stock ownership of each executive officer and director of the Company, of all executive officers and directors of the Company, as a group, and of each person known by the Company to be a beneficial owner of 5% or more of its Common Stock. Except as otherwise noted, each person listed below is the sole beneficial owner of the shares and has sole investment and voting power as to such shares. No person listed below has any options, warrant or other right to acquire additional securities of the Company except as may be otherwise noted.

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Name and Address                           Number of Shares             Percent
                                           Beneficially Owned           of Class

Maverick Enterprises, Ltd                    260,000,000                  52.2%
Birmensdorferstr. 55
CH-8004
Zurich, Switzerland

Maverick Enterprises, Ltd                    5,000,000 (2)                 1%
Birmensdorferstr. 55
CH-8004
Zurich, Switzerland

Ricky Tong Chiu (1)                          --                            0%
85 Waterloo Road
Kowloon Hong Kong

Eddie Si Hou Chou (1)                        --                            0%
25C Grand Excelsior
25 Tai Hang Drive
Hong Kong


All officers and directors as a group        --                            0%

Total Beneficially Owned                     260,000,000                  53.2%

     (1)  The person named is an officer, director, or both.

     (2) Maverick Enterprises Ltd. is the holder of 1,000,000 Preferred shares which are convertible into 5,000,000 common shares. The figure above reflects the 5,000,000 common shares in their ownership figure even though no conversion has taken place. The preferred shares have thirty
          (30) votes per share.


Item 9.01     FINANCIALS STATEMENTS AND EXHIBITS.

Exhibit Number             Description

10                         Share Purchase Agreement


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


ZKID NETWORK CO.


By: /s/ Ricky Tong Chiu

Date: February 7, 2006